UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 25, 2007

LYONDELL CHEMICAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-10145 (Commission File Number)	95-4160558 (I.R.S. Employer Identification No.)

1221 McKinney Street, Suite 700, Houston, Texas (Address of principal executive offices)	77010 (Zip Code)

(713) 652-7200
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Pursuant to the Amended and Restated By-Laws of Lyondell Chemical Company (the “Company”), notice is hereby given that the special meeting of shareholders of the Company related to the proposal to adopt the Agreement and Plan of Merger, dated as of July 16, 2007, among Basell AF, BIL Acquisition Holdings Limited and the Company, will be held on Tuesday, November 20, 2007, beginning at 9:00 a.m. in the Company’s General Assembly Room, Two Houston Center, 909 Fannin, Suite 400, in Houston, Texas. The press release regarding this matter is being filed with this Current Report on Form 8-K as Exhibit 99.1.

Additional Information and Where to Find It

In connection with the solicitation of proxies by Lyondell Chemical Company (the “Company”) with respect to the meeting of its stockholders to be called with respect to the proposed merger, the Company has filed a preliminary proxy statement and plans to file with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement.  STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE PRELIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT WHEN IT IS FINALIZED AND DISTRIBUTED TO THE STOCKHOLDERS BECAUSE EACH CONTAINS IMPORTANT INFORMATION. Stockholders will be able to obtain a free-of-charge copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s web site at http://www.sec.gov. Stockholders will also be able to obtain a free-of-charge copy of the proxy statement and other relevant documents (when available) by directing a request by mail to Lyondell Chemical Company, Investor Relations, 1221 McKinney Street, Suite 700, Houston, Texas 77010, telephone (713) 309-4590, or from the Company’s website at www.lyondell.com.

The Company and certain of its directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of the persons who may be “participants” in the solicitation is set forth in the Company’s preliminary proxy statement and annual reports on Form 10-K (including any amendments thereto), previously filed with the SEC, and will be included in the definitive proxy statement and other relevant materials to be filed with the SEC when they become available.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYONDELL CHEMICAL COMPANY

By:    /s/ Kerry A. Galvin
Name:       Kerry A. Galvin
Title:         Senior Vice President and
  General Counsel

Date:  September 25, 2007

INDEX TO EXHIBITS

Exhibit
Number                                Description

99.1	Press Release